Exhibit 10.24

CONTINGENT ADDENDUM TO LEASE AGREEMENT

THIS IS PREPARED WITH THE CONTINGENCY OF THE RENTAL OF THE FOLLOWING MENTIONED PROPERTY. ADDENDUM TO LEASE DATED MARCH 1, 2009 (LEASE AGREEMENT) WITH A MOVE IN DATE OF DECEMBER 1, 2011 BETWEEN HENRY AMALGAMATED LLC, (LESSOR) AND ANGIE’S LIST, INC., (LESSEE).

WHEREAS, Lessor and Lessee entered into the lease agreement dated March 1, 2009 for office space.

NOW THEREFORE, it is agreed that the Lease Agreement is hereby modified and amended in the following respects to be effective DECEMBER 1, 2011 with a move in date of DECEMBER 1, 2011. WIT:

1.	Paragraph (1) (Description of Premises) Lessor hereby leases additional parking space known as the following to the lessee:
912	E Washington Street 46202
920	E Washington Street 46202
954	E Washington Street 46202

2.	Paragraph (4) (Rent) the amount for the additional parking space with parking for: 34 cars at 912 E Washington Street, 10 cars at 920 E Washington Street and 26 cars at 954 E Washington Street will be $ 3,780.00.

Except as specifically mentioned herein, all other terms and conditions of the original Lease Agreement shall remain the same and unchanged

Henry Amalgamated LLC

Lessor

/s/ Karl Northern	Date:	12/20/2011

Angie’s List, Inc

Lessee

/s/ Robert R. Millard	Date:	12/20/2011